Donoghue Forlines Tactical High Yield ETF
Schedule of Investments
April 30, 2022 (Unaudited)
	Shares	Value

EXCHANGE-TRADED FUNDS - 99.9%
iShares 0-5 Year High Yield Corporate Bond ETF (b)	16,240	$693,610
iShares 3-7 Year Treasury Bond ETF	37,834	4,523,055
iShares Broad USD High Yield Corporate Bond ETF (b)	30,250	1,120,460
iShares Fallen Angels USD Bond ETF	23,962	630,201
iShares iBoxx High Yield Corporate Bond ETF (b)	15,378	1,207,634
iShares U.S. Treasury Bond ETF (b)	305,422	7,375,941
JPMorgan High Yield Research Enhanced ETF	11,243	522,012
Schwab Intermediate-Term U.S. Treasury ETF	97,562	5,048,834
SPDR Bloomberg High Yield Bond ETF (b)	7,662	747,888
SPDR Bloomberg Short-Term High Yield Bond ETF (b)	19,997	510,323
SPDR Portfolio Intermediate-Term Treasury ETF (b)	143,888	4,251,890
VanEck Fallen Angel High Yield Bond ETF	19,542	559,878
Vanguard Intermediate-Term Treasury ETF	117,316	7,190,298
Xtrackers USD High Yield Corporate Bond ETF (b)	27,207	978,364
TOTAL EXCHANGE-TRADED FUNDS (Cost $35,960,982)		35,360,388

MONEY MARKET FUND - 0.1%
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.15% (a)	48,995	48,995
TOTAL MONEY MARKET FUND (Cost $48,995)		48,995

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 19.1%
Investment Company - 19.1%
Mount Vernon Liquid Asset Portfolio, LLC, 0.45% (a)	6,740,231	6,740,231
TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $6,740,231)		6,740,231

Total Investments (Cost $42,750,208) - 119.1%		42,149,614
Liabilities in Excess of Other Assets - (19.1%)		(6,758,132)
TOTAL NET ASSETS - 100.0%		$35,391,482

Percentages are stated as a percent of net assets.

ETF - Exchange-Traded Fund
(a) Rate disclosed is the seven day annualized yield as of April 30, 2022.
(b) All or a portion of this security was out on loan at April 30, 2022. Total loaned securities had a market value of $6,531,522 as of April 30, 2022.

Donoghue Forlines Tactical High Yield ETF
Summary of Fair Value Disclosure at April 30, 2022 (Unaudited)

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022:

Donoghue Forlines Tactical High Yield ETF
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$35,360,388	$-	$-	$35,360,388
Money Market Fund	48,995	-	-	48,995
Investment Purchased with the Cash Proceeds From Securities Lending	6,740,231	-	-	6,740,231
Total Investments	$42,149,614	$-	$-	$42,149,614

The Fund did not invest in any Level 3 securities during the period.